Bank of Hawai‘i Corporation fourth quarter 2024 financial report January 27, 2025 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets fourth quarter 2024 highlights broad & deep market penetration stable balance sheet performance earnings highlights strong credit credit remained pristine modest increase in average loan and average deposit balances stable average noninterest-bearing demand deposit and low yield interest-bearing deposit balances tier 1 capital ratio of 13.95% and total capital ratio of 15.00% $0.85 diluted earnings per common share $39.2 million net income net interest margin expanded for the third consecutive quarter to 2.19% and December net interest margin expanded to 2.26% average cost of total deposits decreased to 1.77% from 1.87% 10.30% return on average common equity 0.10% net charge-off rate 0.14% non-performing assets level 79% of loan portfolio real-estate secured with combined wtd avg LTV of 51% CRE portfolio comprises 29% of total loans, office 3%

leader in a unique deposit market source: FDIC Annual Summary of Deposits as of June 30, 2019, June 30, 2023 and June 30, 2024 the leader in a unique deposit market with five local competitors holding 96% of the bank deposit market stable deposit balances $ in billions note: numbers may not add up due to rounding

∆ NIBD and low yield interest-bearing deposits $ in billions note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less cost of funds interest-bearing deposits source: S&P Capital IQ; KBW Regional Banking Index (KRX)

cost of funds total deposits source: S&P Capital IQ; KBW Regional Banking Index (KRX)

unemployment experience & forecast source for Hawai‘i unemployment: University of Hawaii Economic Research Organization (UHERO), seasonally adjusted source for national unemployment: Bureau of Labor Statistics, seasonally adjusted 9

10 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

revenue per available room revenue per available room (RevPAR) source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT)

  single family homes condominiums   Dec 24 Dec 23 Δ Dec 23 2024 2023 Δ 2023 Dec 24 Dec 23 Δ Dec 23 2024 2023 Δ 2023 median sales price (000s) $1,055 $997 5.8% $1,100 $1,050 4.8% $540 $510 5.9% $515 $509 1.3% closed sales 228 182 25.3% 2,793 2,560 9.1% 323 272 18.8% 4,459 4,573 -2.5% median days on market 20 18 2 days 19 22 3 days 36 26 10 days 30 21 9 days stable real estate prices Oahu market indicators source: Honolulu Board of Realtors, compiled from MLS data credit performance

lending philosophy note: as of December 31, 2024 we lend in our core markets to long-standing relationships consumer portfolio 56% of total loans asset type % total consumer % total loans WALTV wtd avg FICO residential mortgage 58% 33% 49% 805 home equity 27% 15% 46% 790 real estate secured 85% 48% 48% 800 automobile 10% 5% n/a 733 other consumer 5% 3% n/a 760 total consumer 100% 56% n/a 791 note: $ in billions other consumer comprises of consumer revolving credit, installment, and consumer lease financing. wtd avg monitoring FICO for other consumer utilizes origination FICO for consumer lease financing $8.0B consumer commercial portfolio residential mortgage home equity 44% of total loans $6.1B commercial asset type % total comml % total loans WALTV commercial real estate 66% 29% 55% construction 5% 2% 57% real estate secured 71% 31% 55% commercial & industrial 28% 12% n/a leasing 1% 1% n/a total commercial 100% 44% n/a note: $ in billions

vacancy inventory (sq ft)   3Q24 3Q23 10 yr avg 10 yr CAGR industrial 1.10% 0.64% 1.75% 0.28% office 13.13% 13.52% 12.46% - 1.08% retail 5.82% 5.79% 5.91% 0.74% multi-family 3.96% 3.83% 4.80% 0.73% Oahu market vacancies and inventory note: 10-year average vacancy and 10-yr CAGR for inventory are based on year-end 2013 through 2023 source: Colliers (industrial, office, retail) and CoStar (multi-family) stable real estate market commercial real estate (CRE) 29% of total loans wtd avg LTV 57% 55% 54% 53% 57% 54% % owner n/a 42% 3% n/a 20% 26% avg exposure ($millions) $3.3 $2.5 $4.4 $14.2 $1.8 $3.7

CRE scheduled maturities modest near-term maturities

CRE loan balances by LTV LTV > 80% - $81MM, 2.0% of CRE

credit quality 1 76% of total criticized is secured with 56% wtd avg LTV 1 financial update

NII and NIM trends increasing NII and NIM $ in millions

cashflow repricing quarterly impact from cashflows repricing: +$2.8 million $ in millions note: +$2.8 million in quarterly impact from cashflows repricing assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into cash and cash equivalents at fourth quarter average rate of 4.70%

deposit mix shift and repricing quarterly NII impact from deposit mix shift and repricing in 4Q24: $(0.9) million $ in millions note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less

NII impact from cashflow repricing in 2024 $ in millions +$15.8 million in cumulative NII from 4Q23 to 4Q24 from cashflow repricing note: quarterly impact from cashflows repricing assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into fed funds sold; numbers may not add up due to rounding decrease in cost of deposits decrease in total deposit and interest-bearing deposit costs cost of deposits by product lower costs across all deposit products time deposit maturity schedule 47% of time deposits set to reprice in 3 months and 71% in 6 months note: as of December 31, 2024 rate sensitive earning assets and interest-bearing deposits note: loans, investments, swap and FF sold balances are as of December 31, 2024; rate sensitive deposit balances are 4Q24 average balances; low-yield accounts are accounts yielding interest of 10 bps or less; all qualified business money management checking accounts are included in ‘IBD excl. low-yield accounts’ rate sensitive earning assets rate sensitive interest-bearing deposits $7.0B $10.0B balance sheet well-positioned for a range of rate outcomes $ in billions optimizing balance sheet note: swaps in ‘earning asset composition’ and ‘swap composition’ does not include $300 million of forward swaps; ‘securities purchases / sales’ do not include stock and PCLI purchases noninterest income $ in millions increasing core noninterest income note: numbers may not add up due to rounding normalizing item: +$2.4 Visa Class B conversion ratio adjustment noninterest expense $ in millions continued discipline in expense management note: numbers may not add up due to rounding normalizing items: -$14.7 FDIC special assessment +$1.7 other expense savings (not expected to recur in 2024)

financial summary $ in millions, except per share amounts note: numbers may not add up due to rounding 4Q 2024 3Q 2024 4Q 2023 ∆ 3Q 2024 ∆ 4Q 2023 2024 ∆ 2023 net interest income $ 120.2 $ 117.6 $ 115.8 $ 2.6 $ 4.4 $ 466.6 $ (30.4) noninterest income 43.0   45.1   42.3   (2.1)   0.8   172.5 (4.1) total revenue 163.2 162.7 158.1 0.5 5.2 639.1 (34.5) noninterest expense 107.9   107.1   116.0   0.8   (8.0)   430.1 (7.4) operating income 55.3   55.6   42.1 (0.3) 13.2 209.0 (27.1) credit provision 3.8 3.0 2.5 0.8 1.3 11.2 2.2 income taxes 12.4 12.3 9.2 0.1 3.2 47.9 (8.1) net income $ 39.2   $ 40.4   $ 30.4   $ (1.2)   $ 8.8   $ 150.0 $ (21.2) net income available to common $ 33.9   $ 36.9   $ 28.4   $ (3.0)   $ 5.5   $ 137.4 $ (26.0) diluted EPS $ 0.85   $ 0.93   $ 0.72   $ (0.08)   $ 0.13   $ 3.46 $ (0.68) return on assets 0.66% 0.69% 0.51% (0.03) % 0.15% 0.64% (0.07) % return on common equity 10.30 11.50 9.55 (1.20) 0.75 10.85 (3.04) net interest margin 2.19 2.18 2.13 0.01 0.06 2.16 (0.08) end of period balances investment portfolio $ 7,308 $ 7,261 $ 7,406 0.7% (1.3) % $ 7,308 (1.3) % loans and leases 14,076 13,919 13,965 1.1 0.8 14,076 0.8 total deposits 20,633 20,978 21,055 (1.6) (2.0) 20,633 (2.0) shareholders' equity 1,668 1,665 1,414 0.1 17.9 1,668 17.9 capital note: 4Q24 regulatory capital ratios are preliminary 13.6% strong capital 13.6% RWA / total assets high quality and low cost deposit base in unique and competitively advantageous deposit market continuing trend of increase in NII and NIM exceptional credit quality strong liquidity and risk-based capital takeaways

Q & A

appendix

insured/collateralized deposits note: as of December 31, 2024, numbers may not add up due to rounding note: as of December 31, 2024, cash includes fed funds sold, interest-bearing deposits in other banks and cash and due from banks, and securities available includes unencumbered investment securities Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational and liquidity backstop purposes readily available liquidity

Oahu market inventory CRE supply constraints 10-yr CAGR: 0.3% 10-yr CAGR: -1.1% 10-yr CAGR: 0.7% 10-yr CAGR: 0.7% note: 10-yr CAGR for inventory are based on year-end 2013 through 2023 source: Colliers (industrial, office, retail) and CoStar (multi-family)

CRE office 3% of total loans 57% wtd avg LTV $1.8MM average exposure 24% CBD (Downtown Honolulu) - 63% wtd avg LTV - 46% with repayment guaranties 39% maturing prior to 2027 2.2% criticized highlights $371MM

CRE multi-family 7% of total loans 57% wtd avg LTV $3.3MM average exposure 99.1% LIHTC, affordable or market 18% maturing prior to 2027 5.2% criticized highlights $1.0B